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                                  EXHIBIT 10.12

                    Agreement No. 00-H164 by and between the
                              City of Hawthorne and
                                   iNetVersity
                              dated April 20, 2000




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                              AGREEMENT NO. 00-H164

         THIS AGREEMENT is made and entered into this 1st day of July, 2000, by and between the CITY OF HAWTHORNE, a municipal corporation, hereinafter referred to as "City" and I-NETVERSITY, hereinafter referred to as "Vendor."

         WHEREAS, on July 12, 1983, City entered into Joint Powers Agreement No. 83-100 along with several other cities for the purpose of providing for the delivery of employment training services to participants of the South Bay Service Delivery Area (SBSDA); and

         WHEREAS, the City has entered into agreements with several California Workforce Investment Areas for the purpose of providing for the delivery of employment training services under the Federal Workforce Investment Act of 1998 (WIA), Welfare-to-Work and other eligible grant participants; and

         WHEREAS, pursuant to said Agreements, City is receiving and will be receiving federal funds from the Family Economic Security Act, as amended, and the Workforce Investment Act and its implementing regulations for the purpose of providing training to eligible participants; and

         WHEREAS, on MARCH 5, 1996, the City of Inglewood and vendor entered into Agreement No. 96-67 to provide Classroom Training Individual Referral services under the Job Training Partnership Act (JTPA); and

         WHEREAS, vendor proposes to renew, with no changes, existing Agreement No. 96-67, which expired on June 30, 2000; and

         WHEREAS, vendor has submitted a successful proposal and other documentation showing its business operations; and


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         WHEREAS, the City of Hawthorne is the Administrative Entity for the
South Bay Workforce Investment Area; and

         WHEREAS, vendor represents itself as being qualified and capable of providing said services in accordance with all the rules and regulations developed to implement said statutes and in accordance with the terms and conditions of this agreement;

         NOW, THEREFORE, in consideration of these recitals and the mutual obligations provided herein, the parties hereto agree as follows: premises the parties hereto agree as follows:

-- VENDOR REQUIREMENTS/RESPONSIBILITIES

         Vendor shall be required to provide classroom training in accordance with Classroom Training Individual Referral (CTIR) contract requirements and as set forth in the Exhibits which are listed below, attached hereto and incorporated herein by this reference:

         Exhibit "A" - Program Outline

         Exhibit "B" - Completion Competencies

         Exhibit "C" - Vendor Required Documents

         Exhibit "D" - Program Plan and Performance Standards

         Exhibit "E" - Statement of Business Ownership for Vendors

         Exhibit "F" - Debarment and Suspension Certificate

         Exhibit "G" - Lobbying Certification

         Exhibit "H" - Non-Discrimination Clause

         Further Responsibilities

         Vendor shall:


                  Provide services funded under this agreement only to
                           individuals determined eligible under WIA guidelines as designated by the South Bay Workforce Investment Area and City.

                  Provide facilities which are adequate to fulfill the
                           requirements of this contract.


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                  Provide documents as set forth in Exhibit "C," before this contract can be implemented.

                  Provide services as described in Program Plan, Exhibit "D."

         Reports and Records

                  Vendor agrees to provide reports, books, records and data
                           related to program activities funded by this Agreement, in addition to those expressly required by other provisions of this Agreement, as may be requested by the City, its agents or designees. Upon written request, attendance records shall be submitted to case manger(s), or other responsible party(s) on a monthly basis, and/or every two (2) weeks if participant is receiving needs-based, or needs-related payments.

                  Retention of Records

         Vendor agrees to retain all records pertinent to all grants, funds or agreements under the Workforce Investment Act, including financial, statistical, property, and participant records and supporting documentation for a period of three years from the date of submission to the State of the final expenditure report for the program year's allotment. Records for non-expendable property shall be retained for a period of three years after final disposition of the property. Records described herein shall be retained beyond the prescribed period if any litigation or audit is begun or if a claim is instituted involving the grant or agreement covered by the records. In these instances, Vendor will retain the records until the litigation, audit, or claim has been finally resolved. Records must be retained locally to be accessible to the City, the South Bay Workforce Investment Area, its agents or designees.

                  Inspection

         Such records, reports, books, financial statements, and other documents required herein shall be opened to inspection by and permitted access to City, the South Bay Workforce Investment Area, its designees or agents, the State, independent auditor(s), and/or the United States Department of Labor, or designees of any of these agencies at any time during Vendor's normal business hours.

                  Report Reconciliation

         Vendor shall reconcile monthly MIS participant rosters within ten
(10) business days from the last day of the prior month to verify enrollments, completions, and terminations. Referring entity/case manager shall be notified in writing of any required adjustments.

                  Vendor Cooperation

         Vendor shall fully cooperate with authorized representatives of the South Bay Workforce Investment Area, its designees or agents, the City, State and Federal governments including independent auditors, seeking to interview any program participant or staff member of Vendor,


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or to evaluate, inspect and/or monitor those facilities and operations of
Vendor that are directly involved in the implementation of programs funded through this Agreement.

         Performance Review

         Vendor performance will be reviewed quarterly by assigned staff or committees and will be based on program performance as detailed in Exhibit "D."

         Monitoring

         Monitoring of activities funded through this Agreement, including unscheduled site visits, will be conducted throughout the contract period to assure program quality. The Vendor agrees to be responsible for the internal monitoring of all activities encompassed by this Agreement.

-- CONFIDENTIALITY REQUIREMENTS

         Contractor shall maintain the confidentiality of any information regarding Participants, and the immediate family of any applicant of Participant that identifies or may be used to identify them and which may be obtained through application forms, interviews, tests, reports from the public agencies, counselors, or any other source. The Contractor shall not divulge such information without the permission of the Participant, except for disclosures required by court process, order, or decree, and except that information which is necessary for purposes related to the performance or evaluation of the Agreement may be divulged to parties having responsibilities under the Agreement for monitoring or evaluating vendor performance and services. These discourses are limited to governmental authorities and to the extent necessary for the proper administration of the program.

         Confidentiality of State/County Records

         Confidential information pertains to any data that identifies an individual, or an employing unit. Confidential information is not open to the public and requires special precautions to protect it from loss, unauthorized use, access, disclosure, modification, and destruction. The sources of information may include, but are not limited to, Employment Development Department, the California Department of Social Services, the California Department of Education, the County Welfare Department(s), Directors of Child Support, the Office of the District Attorney, the California Department of Mental Health, the California Office of Community Colleges and the Department of Alcohol and Drug Programs. The Contractor agrees to:

                  Keep all information furnished by State/County agencies
                           strictly confidential, and make the information available to its own employees only on a "need-to-know" basis, as specifically authorized in this Agreement. Instruct all employees with State/County information access regarding the confidentiality of this information and of the penalties for unauthorized use or disclosure found in
                           Section 1798.55 of the Civil Code; Section 502


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                           of the Penal Code; Section 2111 of the Unemployment
                           Insurance Code; Section 10850 of the Welfare and Institutions Code and other applicable local, State and federal laws.

                  Store and process information electronically, in a manner that renders it unretrievable by unauthorized computer, remote terminal, or other means. State/County confidential information should be returned promptly and/or, all copies/derivations should be destroyed when no longer in use. An approved method of confidential information destruction should be used: shredding, burning, or certified/witnessed destruction. Magnetic media are to be demagnetized, or returned to appropriate agency. In no event shall said information be disclosed to any individual outside of the Contractor staff, and/or their employees.

-- CERTIFICATION REGARDING CHILD SUPPORT
         COMPLIANCE PROGRAM

         Contractor, by signing this Agreement, hereby certifies compliance with the Child Support Compliance Act of the State of California, as implemented by the Employment Development Department. Contractor assures that to the best of its knowledge, it is fully complying with the earnings assignment orders of all employees, and is providing the names of all new employees to the New Hire Registry maintained by the California Employment Development Department. Contractor recognizes and acknowledges the importance of child and family support obligations and shall fully comply with applicable state and federal laws relating to child and family support enforcement, including, but not limited to, disclosure of information and compliance with earnings assignment orders, as provided in Chapter 8 (commencing with Section
5200) Part 5 of Division 9 of the Family Code. Contractor's failure to comply with these requirements may result in suspension of payments under the Agreement or termination of the Agreement or both and the Contractor may be ineligible for award of future Agreements if City determines that any of the following has occurred: (1) False certification, or (2) Violation of the certification by failing to carry out the requirements as noted above.

-- COMPLAINT RESOLUTION PROCEDURES

         South Bay Workforce Investment Area establishes Complaint Resolution
                  Procedures under the Job Training Partnership Act (JTPA) pursuant to Title 20 CFR, Section 627.504 and Section 144 and the Workforce Investment Act (WIA) as amended.

                  Contractor shall comply with the South Bay Workforce
                           Investment Area WIA Complaint Resolution Procedures, and any changes incorporated therein during the term of this Agreement, in the resolution of complaints alleging a violation of the WIA, the WIA regulations, the grant or any other Agreements under the Act. South Bay Workforce Investment Area shall furnish a copy of its procedures to Contractor upon execution of this Agreement.


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                  Contractor shall provide to each eligible participant and
                           staff a copy and/or summary of the South Bay
                           Workforce Investment Area WIA Complaint Resolution Procedures during orientation. In the event that Contractor subcontracts with another party for the provisions of training or job development services to a participant, the subcontractor shall require that the participant receive access to WIA grievance procedures at each tier of service. Contractor shall maintain written documentation that each WIA staff person and participant has received information regarding the South Bay Workforce Investment Area WIA Complaint Resolution Procedures.

         Contractor WIA Participant Complaint Resolution Procedures

                  Contractor (with the exception of those providing Classroom
                           Training exclusively) shall develop and maintain procedures for the resolution of complaints involving the terms and conditions of participant employment. Classroom Training contractors shall provide WIA participants with copies of the South Bay Workforce Investment Area grievance procedures and shall instruct participants that they have the option of filing complaints directly with the South Bay Workforce Investment Area.

                  Contractor shall provide each participant with a copy of its internal WIA participant complaint resolution procedures upon enrollment into the program or during orientation. In the event that Contractor subcontracts with another party for the provisions of training or job development services to a participant, the subcontractor shall require that the participant receive access to WIA grievance procedures at each tier of service. Contractor shall maintain written documentation that each WIA staff person and participant has received information regarding the South Bay Workforce Investment Area Complaint Resolution Procedures.

         Contractor shall not discriminate or retaliate against any person, or deny to any person a benefit to which that person is entitled under the provisions of the WIA Act or WIA Regulations because such person has filed a complaint, has instituted or caused to be instituted any proceeding under or related to the Act, has testified or is about to testify in any such proceeding or investigation, or has provided information as assisted in any investigation.

         Contractor shall permit the Directorate of Civil Rights (or a representative) access to its premises, participants, employees, books, and papers should the need arise during a complaint investigation.

-- COMPENSATION

         The parties agree that this shall be a tuition reimbursement contract.
                  Compensation for the services covered by this Agreement shall be at a rate less than or equal to the published tuition rate of Vendor, and shall be disbursed in accordance with tuition reimbursement and refund policies agreed to by Vendor. City shall be reimbursed


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                  any amount of Pell or other Education Assistance payments
                  made to Vendor for training costs on behalf of WIA participants or, if needed, City may negotiate the use of the Pell grant to meet the supportive service(s) needs of participant(s). Fifty percent (50%) of tuition is paid upon verification that participant has completed one-half of total training hours as stipulated herein. The remaining 50% payment is made upon verification of completion of training, or on a prorata basis in accordance with vendor's tuition refund policy. The City shall be entitled to the same refund policy and procedures as applied to all other students. City shall process the billing as received and issue payment therefore as soon as reasonably practicable and in the ordinary course of City business. Compensation shall be made as stipulated herein and in accordance with South Bay Workforce Investment Area/WIA directives, and tuition reimbursement procedures.

         Upon enrollment, vendor shall submit to South Bay Workforce Investment
                  Area, a voucher with an original copy of the referring training voucher, and a copy, signed by vendor and participant, of the school's Enrollment Agreement Form for the participant. Payment equal to 50% of all costs of tuition, books, supplies, and registration fees as stipulated herein shall be made to vendor per participant upon verification that participant has completed 50% of total training hours as evidenced by time sheets, attendance records signed by the participant, or by any other process determined by South Bay Workforce Investment Area. The balance of payable costs shall be reimbursed to Vendor upon verification of completion of training, or on a prorate basis per training hour completed for those participants who do not complete training. South Bay Workforce Investment Area must verify receipt of participant's WIA Registration Form and WIA Enrollment Form prior to all payments.

         (1) MICROSOFT CERTIFIED SYSTEMS ENGINEERING (700 HOURS). In no case can the total amount of expenditure by City under this agreement exceed the sum of $10,900.00 for tuition, books and registration fees per participant trained in the training-related occupations of Microsoft Certified Systems Engineering in accordance with Exhibits "A" and "B."

         C. (2) MICROSOFT CERTIFIED PRODUCT SPECIALIST - NT (400 HOURS). In no case can the total amount of expenditure by City under this agreement exceed the sum of $5,500.00 for tuition, books and registration fees per participant trained in the training-related occupations of Microsoft Certified Product Specialist-NT in accordance with Exhibits "A" and "B."

         C. (3) MICROSOFT CERTIFIED PRODUCT SPECIALIST-WEB (396 HOURS). In no case can the total amount of expenditure by City under this agreement exceed the sum of $5,500.00 for tuition, books and registration fees per participant trained in the training-related occupations of Microsoft Certified Product Specialist-Web, in accordance with Exhibits "A" and "B."

         The City reserves the right to withhold or refuse payment for the late forms, including invoices, required from the Vendor and/or referring entity(s). City/South Bay Workforce Investment Area reserves the right to withhold or refuse payment for any portion of service(s) or consideration not rendered by Vendor. No payment


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                  will be received by any participant as stipulated herein. In accordance with Vendor's tuition refund policies, applicable State tuition refund requirements, and/or as mutually agreed and stipulated herein, the payable costs shall be reimbursed to vendor upon verification of completion of training or on a prorata basis per training hour completed for those participants who do not complete the training. In every case, the more restrictive of these provisions shall prevail.

         City also reserves the right to make compensation payments to vendor at any time during the Agreement period. City reserves the right, in order to comply with Federal or State expenditure guidelines, to make compensation payments to vendor for services obligated to be performed, but not yet completed.

         The sum(s) agreed to in Section V.C shall include all costs associated with training and placement services which are to be provided under this agreement. Increase in training costs are permitted once within a twelve month period providing established South Bay Workforce Investment Area criteria is met. Exception to this policy will only occur when Vendor provides an itemized summary in writing identifying the source(s) for the increase, and includes acceptable supportive documentation for evaluation and approval by South Bay Workforce Investment Board (SBWIB). Vendor shall make no additional claims for costs, charges, or fees, nor shall Vendor receive additional payment or any form of reimbursement from the City, south Bay Workforce Investment Area, individual participants or any other party, other than as specifically detailed in this Agreement.

-- TERM OF AGREEMENT

         Vendor shall commence performance under the terms of this agreement as of the date of the City's notice to proceed. Unless sooner terminated as provided herein, this agreement shall expire on June 30, 2002. However, Vendor may continue to perform, complete and be compensated for services rendered after June 30, 2002 for those activities covered by this Agreement and begun prior to said expiration date.

-- MODIFICATIONS

         This contract fully expresses the agreement of the parties. Any modification or amendment of the terms or conditions of this contract must be by means of a separate written document approved by the City. No oral conversation between any officer or employee of the parties shall modify this contract in any way.

-- DISPUTES AND BREACH

         Disputes

         Any dispute between City and vendor arising from this contract shall be reviewable in accordance with procedures set forth in 20 CFR subpart E and EDD procedures for JTPA grievances, Title 22 CAC Section 4501-1 et seq.

         Breach


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         In the event any party fails to perform, in whole or in part, any promise, covenant, or agreement herein, or should any representation made by it be untrue, any aggrieved party may avail itself of all rights and remedies, at law or equity, in the courts of law. Said rights and remedies are cumulative of those provided for herein with respect to termination, if any, except that in no event shall any party recover more than once, suffer a penalty or forfeiture, or be unjustly compensated.

-- TERMINATION AND SUSPENSION OF FUNDING

         Suspension

                  It is mutually understood and agreed that failure to comply with any provisions of this contract, its Exhibits and Attachments is cause for suspension of payments and/or referrals.

                  City may immediately suspend payments to Vendor prior to
                           termination of the Agreement in whole or in part for the following cause(s):

                           Failure to comply in any material respect with either the terms and/or conditions of this Agreement.

                           Submittal or City and/or Administrative Entity of
                                    reports which are incorrect or incomplete in any substantial or material respect.

                           Termination or suspension of grant(s) to City from
                                    the Federal or State Governments.

                           Failure of Vendor to accept and/or implement any
                                    additional conditions that may be required by law, by the Federal government, Executive Order or by regulation of the State, or its agencies responsible for the operation of this program, or South Bay Workforce Investment Area.

                  Upon suspension of funds, for whatever reason, Vendor agrees not to expend any further funds related to the performance of this Agreement without the express, written consent of City.

         Termination.

                  This Agreement may be terminated in whole or in part by City for cause, which shall include:

                           Failure for any reason of the Vendor to fulfill in a
                                    timely and proper manner any of the its
                                    obligations under this Agreement.

                           Suspension or termination by the Department of Labor
                                    or the State of the grant to City and/or
                                    Administrative Entity under which this
                                    Agreement is made.


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                           Improper use by Vendor of funds furnished under this
                                    Agreement.

                           Failure to meet performance standards as stipulated
                                    in Exhibit "D," attached.

                  This Agreement may be canceled by either party without cause upon 30 days written notice prior to the effective date of such termination, which shall be specified in the notice.

                  Upon termination or cancellation of this Agreement, Vendor shall be responsible for preparation of close out reports and transmittal to City of all documents which are in the possession of Vendor that relate to the conduct of the program within the time and within the manner prescribed by City. Final payment to Vendor under this Agreement will be made only after City has determined that Vendor has satisfactorily completed said close-out procedures.

-- ASSIGNMENTS AND SUBCONTRACTS

         Vendor shall neither assign this contract nor enter into any subcontract for the performance of services required herein without securing the prior consent of City.

-- INSURANCE

         General Liability Insurance.

         Vendor shall procure and maintain general liability insurance protecting Vendor and City, its officers, employees, and agents against claims arising from bodily injury or death to persons occurring on Vendor's business premises or otherwise through Vendor's operation or performance under this Agreement. Said insurance shall consist of combined single limit liability coverage in an amount of $1,000,000 or equivalent coverage as approved by the Chief Counsel of City.

         Automobile Insurance

         If a Vendor, in conducting activities under this agreement, uses motor vehicles, the Vendor shall insure that the City, its officers, employees, and agents are held harmless against claims arising from the ownership, maintenance or use of said motor vehicles. In addition, Vendor shall provide insurance through a commercial insurance company authorized to do business in the State of California. The coverage shall be $1,000,000 combined single limit liability, or such other equivalent coverage approved by the Chief Counsel for the City.

         Workers' Compensation

         Vendor shall provide workers' compensation insurance coverage and benefits or, if applicable, other comparable insurance coverage such as medical and accident insurance for those participants not qualifying as employed under workers' compensation, as required by State or Federal law.


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         Certificates of Insurance

         Vendor shall furnish to City evidence of any insurance required by this Agreement. A Certificate of Insurance from an insurer admitted to do business in the State of California will be provided, indicating that the respective policy(s) meets the following requirements:

                  The City, its officers, employees, and agents shall be named as additional insured.

                  Insurance shall not be canceled or terminated without 30 days written notice to City.

                  Insuranceshall be primary and any insurance held by City for its own protection shall be excess and shall be effective only upon exhaustion of Vendor's insurance.

                  Insuranceshall be maintained for the duration of the
                           Agreement, including any period extended beyond the expiration date of this Agreement required to complete performance as stipulated in Section III.

         Self-Insurance.

         Notwithstanding the insurance required above, the City, at its own option, may accept as an equivalent for any such coverage, evidence of an ongoing program of self-insurance together with excess coverage. Said equivalent, in order to satisfy the requirements herein contained, shall be subject to approval of the Chief Counsel of the City.

         Insurance for Internships/Externships.

         Vendor will be responsible for maintaining the appropriate insurance coverage required above for participants during any internships/externships required in the performance of this Agreement.

         Fidelity Bond.

         In the event City chooses to make payment required herein by this Agreement by way of advancement as opposed to reimbursement, Contractor shall be required to provide and maintain a blanket fidelity bond which shall apply to the performance of any direct to, officer or agent of Contractor who signs or authorizes signatures on checks or drafts or in any manner authorizes the disbursement of project funds. Prior to the payment of program funds, by City, Contractor shall furnish City a certificate of insurance from an insurer admitted to do business in the State of California verifying the Contractor carries such a bond. Said insurance certificate shall (1) name the City as additional insured with a provision for direct payment to the City in the event of loss and (2) provide that said bond shall not be canceled or terminated without 30 days written notice to City. Contractor hereby assigns to City any right it has to claim indemnification under such bond. The amount of the bond shall be no less than $50,000 or the highest advance planned for the present Agreement, whichever is higher.


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-- HOLD HARMLESS

         Vendor agrees to indemnify, defend, save and hold harmless City, its officers, employees, and agents against any and all costs, expenses, claims, suits, and liability for bodily or personal injury to or death of any person and for injury to or loss of any property, or for any indebtedness or obligations, resulting therefrom or arising out of an in any way connected with the alleged negligent or wrongful acts or omissions of Vendor, its officers, employees, vendors, agents or representatives, in performing or failing to perform any services required herein to be performed by Vendor or incurred by Vendor in disbursing or using any WIA funds under this Agreement.

         City, its officers, employees, and agents, by this Agreement shall not assume any liability nor shall they be liable for the negligent or wrongful acts or omissions or for any indebtedness or obligations of Vendor or any of its officers, employees, vendors, agents or representatives thereof attributable to the services required to be performed or caused by the disbursement and use of WIA funds by Vendor under this Agreement.

-- OCCUPATIONAL SAFETY AND HEALTH ACT

         Vendor agrees to provide all participants with safety and health protection which shall be at least as effective as that which would be required under the Occupational Safety Health Act of 1970 as amended if the participants were employees of the Vendor. Vendor shall also comply with the provisions of the California Occupational Safety and Health Act as amended.

-- FEDERAL, STATE AND LOCAL COMPLIANCE

         Vendor shall comply with the Americans with Disabilities Act (ADA) of 1990; the California Public Records Act; applicable Drug Free Workplace requirements; all other Federal, State and local laws, rules and regulations applicable to the performance of this agreement; policies and operating requirements of City and the South Bay Workforce Investment Area; applicable sections of the South Bay Workforce Investment Area Operations Manual; as well as applicable provisions and standards promulgated by the Department of Labor as they apply to vendor.

         If regulations are amended or revised, Vendor shall comply with them or notify City within 30 days after promulgation of amendments or revisions that it cannot so conform.

-- DRUG FREE WORKPLACE COMPLIANCE

         Vendor shall comply with GOVERNMENT CODE Section 8355, in matters relating to providing a drug-free workplace as follows:

         Publish a statement notifying employees/participants that unlawful manufacture, distribution, dispensation, possession, or use of a controlled substance is prohibited and specifying actions to be taken against employees/participants for violations, as required by Government Code 8355(a).

         Establisha Drug-Free Awareness Program as required by Government Code
                  Section 8355(b), to inform employees/participants about all of the following:


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                  The dangers of drug abuse in the workplace;

                  The person's or vendor's policy of maintaining a drug-free workplace;

                  Any available counseling, rehabilitation and
                           employee/participant assistance programs; and

                  Penalties that may be imposed upon employees/participants for drug abuse violations.

         Provide as required by Government Code Section 8355(c), that every employee/participant who works on the proposed contract or grant:

                  Will receive a copy of the vendor's drug-free policy
                           statement, and

                  Will agree to abide by the terms of the vendor's statement as a condition of employment/training on the contract or grant.

         Vendor may be subject to suspension of payments or termination for failure to carry out the requirements of GOVERNMENT CODE Section 8355(a) to (c).

-- FISCAL ACCOUNTABILITY

         Vendor shall maintain a sound, auditable financial management system, based upon generally accepted accounting principles (GAAP).

-- NOTICES

         All notices to be given in accordance with this Agreement shall be deemed served by (1) enclosing same in a sealed envelope addressed to the party intended to receive the same at the address indicated herein and deposited postage prepaid in the United States Postal Service, or by (2) personal service. For these purposes, the addresses of the parties shall be as follows:



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                  City
                  ----

                  City of Hawthorne

                  South Bay Workforce Investment Area

                  c/o One Manchester Blvd.

                  Inglewood, California  90301

                  Contact:  Peggy Aldridge

                  Phone:  310/412-5558

                  FAX:  310/412-4252

                  VENDOR

                  I-Net Versity

                  19951 Mariner Ave., Suite 100

                  Torrance, California  90503

                  Contact:  C. Cajayon

                  Office Phone:  (310)921-1999

                  Fax Phone:  (310) 370-2205

- AUDITS

         Vendor shall adhere to applicable requirements of OMB Circular A-133.

- DEBARMENT AND SUSPENSION CERTIFICATION

         In accordance with Executive Order 12549, Debarment and Suspension, 29 CFR Part 98, Section 98.510, Vendor shall complete a Debarment and Suspension Certification and shall obtain Debarment and Suspension certifications as a precondition for non-mandatory awards to subrecipients awarded procurement(s) in excess of $25,000. Such certification assures that Federal funds are not provided to parties that are "debarred, suspended, ineligible, or voluntarily excluded" in the current FEDERAL LIST OF PARTIES EXCLUDED FROM PROCUREMENT OR NON-PROCUREMENT PROGRAMS.

- NONEXPENDABLE PROPERTY

         The City reserves the right to determine the final disposition of said nonexpendable property. The property shall be used and maintained by the Contractor as follows:

         1) Property shall be used solely in the performance of this Agreement.

         2) No modifications shall be made to the property without the prior written approval of the City.

         The Contractor shall comply with the provisions of JTPA Directive 97-17, Property Management, on all non-expendable property received under the Private Industry Council Aerospace Network (PAN) projects.

- ENTIRE AGREEMENT

         This Agreement, including all Exhibits, constitutes the entire Agreement of the parties and supersedes any previous oral negotiations or written expressions of intent between the parties.

         IN WITNESS WHEREOF, the parties hereto have agreed on this date and year first above written.

                                     VENDOR

By:
               -----------------------------------------------

Signature:
               -----------------------------------------------

Name:
               -----------------------------------------------

Title:
               -----------------------------------------------


                                CITY OF HAWTHORNE

                                                                   City Manager
-------------------------------------------------------------------


APPROVED BY:



                                                                   City Attorney
-------------------------------------------------------------------


                              APPROVED AS TO FORM:




                    ----------------------------------------
                           John Riess, Attorney-at-Law

                               TABLE OF CONTENTS
                               -----------------

                                                                           PAGE
                                                                           ----

                                    EXHIBITS





1.       EXHIBIT "A" - PROGRAM OUTLINE

2.       EXHIBIT "B" - COMPLETION COMPETENCIES

3.       EXHIBIT "C" - VENDOR REQUIRED DOCUMENTS

4.       EXHIBIT "D" - PROGRAM PLAN/PERFORMANCE STANDARDS

5.       EXHIBIT "E" - STATEMENT OF BUSINESS OWNERSHIP

6.       EXHIBIT "F" - DEBARMENT AND SUSPENSION CERTIFICATION

7.       EXHIBIT "G" - LOBBYING CERTIFICATION

8.       EXHIBIT "H" - NON-DISCRIMINATION CLAUSE

-------------------------------------------------------------------------------

                                    EXHIBIT A



                                 PROGRAM OUTLINE
-------------------------------------------------------------------------------


TITLE OF TRAINING PROGRAM:        Microsoft Certified Systems Engineer (MCSE)

TYPE OF TRAINING:                 Classroom Training

BRIEF DESCRIPTION OF TRAINING TO BE PROVIDED: Vendor shall conduct occupational skill training of MCSE in an institutional setting for JTPA eligible participants. Vendor will ensure that individuals acquire the skills, knowledge, and abilities necessary to perform a training related job as a network administrator, computer technician for which demand exceeds supply.

PREVAILING AVERAGE ENTRY WAGE FOR OCCUPATION:         $15.00/Hour

MAXIMUM TOTAL COST PER STUDENT:                       $10,900

------------------------------------------------------------------------------------------------
Cost Breakdown:                          License Fee                              $
------------------------------------------------------------------------------------------------
Tuition                  $10,825              Tools     n/a                       $n/a
------------------------------------------------------------------------------------------------
Registration             $75.00               Testing Fee (Identify)  included    $included
------------------------------------------------------------------------------------------------
Books                    included                                                 $
------------------------------------------------------------------------------------------------
Supplies & Materials     included                                                 $
------------------------------------------------------------------------------------------------
Uniform(s)               n/a                  Externships:  Yes  x  No            when applicable
------------------------------------------------------------------------------------------------
Physical Exams           n/a                  No. of hours included with course   700/Hrs
------------------------------------------------------------------------------------------------
State Exams              n/a                  No. of hours following completion   n/a
                                              of course
------------------------------------------------------------------------------------------------

COURSE SCHEDULE (INCLUDE CLASS TOTALS):


Day Class Hours:  9:00 a.m. to 5:00 p.m.         Days of Instruction:  M-F    Total Course Hrs.  700    Total Wks.  20

Afternoon Class Hours:                           Days of Instruction:         Total Course Hrs.         Total Wks.

Evening Class Hours:  6:00 p.m. to 10:00 p.m.    Days of Instruction:  M-Th   Total Course Hrs.  700    Total Wks  43


-------------------------------------------------------------------------------
                              EXHIBIT A (CONTINUED)



                                PROGRAM OUTLINE
-------------------------------------------------------------------------------


TRAINING-RELATED JOBS:                   DICTIONARY OF OCCUPATIONAL TITLES CODE
                                        (DOT CODE):

1.       Network Administrator           031.132-010

2.       Software Programmer             031.132-010

3.       Computer Technician             032.262-010

4.       Product Specialist              031.262-014

5.       Network IT Manager:             031.132-010

THE FOLLOWING ENROLLMENT INFORMATION WILL APPLY:

TARGETED GROUP:                             WIA Eligible Individuals

TYPE OF REFERRAL:                           Individual

TARGETED INDUSTRY:                          Information Technology

TARGETED OCCUPATION:                        Network Administration, Software
                                            Programmer, Computer Tech., Product
                                            Specialist

SELECTION CRITERIA:                         Worderlic Test, DOS Test, One-to-One
                                            Interview

ENROLLMENT SCHEDULE:                        Every two weeks (approximately)

TRAINING SITE(S):                           Torrance, CA  (19951 Mariner Ave.,
                                            Ste. 100, Torrance, CA  90503

                                            Irvine, CA  (19972 MacArthur Blvd.,
                                            Ste. 100, Irvine, CA  92615

-------------------------------------------------------------------------------
                                    EXHIBIT A



                                 PROGRAM OUTLINE
-------------------------------------------------------------------------------


TITLE OF TRAINING PROGRAM:      Microsoft Certified Product Sp. (MCP) (NT)

TYPE OF TRAINING:               Classroom Training

BRIEF DESCRIPTION OF TRAINING TO BE PROVIDED: Vendor shall conduct occupational skill training of MCP (NT) in an institutional setting for JTPA eligible participants. Vendor will ensure that individuals acquire the skills, knowledge, and abilities necessary to perform a training related job as a network administrator/technician for which demand exceeds supply.

PREVAILING AVERAGE ENTRY WAGE FOR OCCUPATION:            $13.00/Hour

MAXIMUM TOTAL COST PER STUDENT:                          $5,500

-------------------------------------------------------------------------------------------
Cost Breakdown:                            License Fee                            $n/a
-------------------------------------------------------------------------------------------
Tuition                    $5,425             Tools                               $n/a
-------------------------------------------------------------------------------------------
Registration               $75.00             Testing Fee (Identify)  included    $included
-------------------------------------------------------------------------------------------
Books                      $included                                              $
-------------------------------------------------------------------------------------------
Supplies & Materials       $included                                              $
-------------------------------------------------------------------------------------------
Uniform(s)                 $n/a               Externships:  Yes     No /x/
-------------------------------------------------------------------------------------------
Physical Exams             $n/a               No. of hours included with course   400/Hrs
-------------------------------------------------------------------------------------------
State Exams                $n/a               No. of hours following completion   n/a
                                                   of course
-------------------------------------------------------------------------------------------
COURSE SCHEDULE (INCLUDE CLASS TOTALS):

Day Class Hours:  9:00 a.m. to 5:00 p.m.         Days of Instruction:  M-F    Total Course Hrs.  400    Total Wks.  11.4

Afternoon Class Hours:                           Days of Instruction:         Total Course Hrs.         Total Wks.

Evening Class Hours:  6:00 p.m. to 10:00 p.m.    Days of Instruction:  M-Th   Total Course Hrs.  400    Total Wks  25

-------------------------------------------------------------------------------
                              EXHIBIT A (CONTINUED)



                                 PROGRAM OUTLINE
-------------------------------------------------------------------------------


TRAINING-RELATED JOBS:             DICTIONARY OF OCCUPATIONAL TITLES CODE
                                   (DOT CODE):
1.       Network Administrator     031.132-010

2.       Software Programmer       031.132-010

3.       Computer Technician       032.262-010

4.       Product Specialist        031.262-010

5.       Network IT Manager:       031.132-010

THE FOLLOWING ENROLLMENT INFORMATION WILL APPLY:

TARGETED GROUP:                             WIA Eligible Individuals

TYPE OF REFERRAL:                           Individual

TARGETED INDUSTRY:                          Information Technology

TARGETED OCCUPATION:                        Network Administration, Software
                                            Programmer, Computer Tech., Product
                                            Specialist

SELECTION CRITERIA:                         Worderlic Test, DOS Test, One-to-One
                                            Interview

ENROLLMENT SCHEDULE:                        Every two weeks (approximately)

TRAINING SITE(S):                           Torrance, CA  (19951 Mariner Ave.,
                                            Ste. 100, Torrance, CA  90503

                                            Irvine, CA  (19972 MacArthur Blvd.,
                                            Ste. 100, Irvine, CA  92615

-------------------------------------------------------------------------------
                                    EXHIBIT A



                                 PROGRAM OUTLINE
-------------------------------------------------------------------------------


TITLE OF TRAINING PROGRAM:       Microsoft Certified Product Sp. (WEB)

TYPE OF TRAINING:                Classroom Training

BRIEF DESCRIPTION OF TRAINING TO BE PROVIDED: Vendor shall conduct occupational skill training of MCP/WEB in an institutional setting for JTPA eligible participants. Vendor will ensure that individuals acquire the skills, knowledge, and abilities necessary to perform a training related job as a computer technician, web page designer, network for which demand exceeds supply.

PREVAILING AVERAGE ENTRY WAGE FOR OCCUPATION:                 $15.00/Hour

MAXIMUM TOTAL COST PER STUDENT:                               $5,500

---------------------------------------------------------------------------------------------------
Cost Breakdown:                                        License Fee                        $n/a
---------------------------------------------------------------------------------------------------
Tuition                         $5,425                       Tools                        $.n/a
---------------------------------------------------------------------------------------------------
Registration                    $75.00                       Testing Fee (Identify)       $included
                                                             (4 voucher max)
---------------------------------------------------------------------------------------------------
Books                           $included                                                 $
---------------------------------------------------------------------------------------------------
Supplies & Materials            $included                                                 $
---------------------------------------------------------------------------------------------------
Uniform(s)                      $n/a                         Externships:  Yes     No /x/
---------------------------------------------------------------------------------------------------
Physical Exams                  $n/a                         No. of hours included with   396/Hrs
                                                             course
---------------------------------------------------------------------------------------------------
State Exams                     $n/a                         No. of hours following       n/a
                                                             completion of course
---------------------------------------------------------------------------------------------------

COURSE SCHEDULE (INCLUDE CLASS TOTALS):

Day Class Hours:  9:00 a.m. to 5:00 p.m.         Days of Instruction:  M-F    Total Course Hrs.  396    Total Wks.  11.3

Afternoon Class Hours:                           Days of Instruction:         Total Course Hrs.         Total Wks.

Evening Class Hours:  6:00 p.m. to 10:00 p.m.    Days of Instruction:  M-Th   Total Course Hrs.  396    Total Wks  25

-------------------------------------------------------------------------------
                               EXHIBIT A (CONTINUED)



                                 PROGRAM OUTLINE
-------------------------------------------------------------------------------


TRAINING-RELATED JOBS:             DICTIONARY OF OCCUPATIONAL TITLES CODE
                                   (DOT CODE):

1.       Web Developer               030.162-010

2.       Network Administrator       031.132-010

3.       Web Page/Research & Dev.    030.162-010

4.       Computer Technician         032.262-010

4.       Web Editor                  030.162-010

5.       Network IT Manager:         031.132-010

THE FOLLOWING ENROLLMENT INFORMATION WILL APPLY:

TARGETED GROUP:                             WIA Eligible Individuals

TYPE OF REFERRAL:                           Individual

TARGETED INDUSTRY:                          Information Technology

TARGETED OCCUPATION:                        Network Administration, Software
                                            Programmer, Computer Tech., Product
                                            Specialist

SELECTION CRITERIA:                         Worderlic Test, DOS Test, One-to-One Interview

ENROLLMENT SCHEDULE:                        Every two weeks (approximately)

TRAINING SITE(S):                           Torrance, CA  (19951 Mariner Ave.,
                                            Ste. 100, Torrance, CA  90503

                                            Irvine, CA  (19972 MacArthur Blvd.,
                                            Ste. 100, Irvine, CA  92615

--------------------------------------------------------------------------------
                                    EXHIBIT B

                                  COMPETENCIES
--------------------------------------------------------------------------------

TITLE OF TRAINING:         Microsoft Certified Systems Engineer (MCSE)

VENDOR NAME:               I-Net Versity

TRAINING LENGTH:           700/Hrs. 20/Wks.  No. of Competencies:  7


PARTICIPANT IS ABLE TO:
-------------------------------------------------------------------------------

COMPETENCY                             MEASUREMENT           MINIMUM SCORE
1.   A+ Hardware Knowledge             Hands-on/Review       Instructor-approved

2.   Networking Essentials             Prometric Test        766

3.   Administering Windows NT 4.0      Prometric Test        700

4.   Core Technologies                 Prometric Test        727

5.   Enterprise Technologies           Prometric Test        560

6.   TCP/IP on Windows NT 4.0          Prometric Test        733

7.   NT Server 4.0                     Prometric Test        733

8.

9.

10.

--------------------------------------------------------------------------------
                                    EXHIBIT B

                                  COMPETENCIES
--------------------------------------------------------------------------------

TITLE OF TRAINING:           Microsoft Certified Systems Engineer (MCP) NT

VENDOR NAME:                 I-Net Versity

TRAINING LENGTH:             400/Hrs. 11/Wks.  No. of Competencies:  4


PARTICIPANT IS ABLE TO:
--------------------------------------------------------------------------------

COMPETENCY                            MEASUREMENT            MINIMUM SCORE
1.   Know computer hardware           Hands-on               Instructor-approved

2.   Administer Windows NT 4.0        Prometric Test         700

3.   Core Technologies                Prometric Test         727

4.   Netware 5 Administration         Prometric Test         700

5.

6.

7.

8.

9.

10.

--------------------------------------------------------------------------------
                                    EXHIBIT B

                                  COMPETENCIES
--------------------------------------------------------------------------------

TITLE OF TRAINING:             Microsoft Certified Product Sp./WEB

VENDOR NAME:                   I-Net Versity

TRAINING LENGTH:               396/Hrs. 11/Wks.  No. of Competencies:  7

PARTICIPANT IS ABLE TO:
--------------------------------------------------------------------------------

COMPETENCY                            MEASUREMENT            MINIMUM SCORE
1. Basic Operating Systems Win/Dos        Hands-on           Instructor-approved

2. Networking Fundamentals                Hands-on           Instructor-approved

3. Administering Windows NT 4.0           Prometric Test     700

4. Core Technologies                      Prometric Test     727

5. Basic Internet Fundamentals/HTML       Hands-on           Instructor-approved

6. Web site Design Fundamentals           Hands-on           Instructor-approved

7. Web Graphics                           Hands-on           Instructor-approved

8.

9.

10.

-------------------------------------------------------------------------------
                                    EXHIBIT C

                           VENDOR'S REQUIRED DOCUMENTS
--------------------------------------------------------------------------------

         Vendor agrees to provide South Bay Workforce Investment Area with the following documents. Enrollments will be withheld pending receipt, acceptance (and/or approval where indicated by asterisk) of these documents by Administrative Entity, the Workforce Investment Board (WIB), its Committees or WIB Counsel and/or City Legal Department when applicable.

ONE COPY OF EACH OF THE FOLLOWING AS NOTED: (south Bay Workforce Investment Area will check N/A is not applicable.)

/X/ 1. Current Certification(s) by Council For Private Post-Secondary and Vocational Education (BPPVEE): /X/ Facility /X/ Curriculum
        /X/ Instructor   In the event of any changes in facilities, curriculum,
        and/or instructor(s), or if renewals are required, Vendor shall obtain BPPVE certification for the changes and renewals and forward copies of same to City.

    2.  Check type of organization:
            Public / /   Private for Profit / /   Private Nonprofit / /
            Corporation / /   Partnership / /   Proprietorship / /
            Legal Status Documents:

/X/     Articles of Incorporation with State of California Certification

/X/     By-Laws of Corporation

/X/     Fictitious Name Statement

/X/     Business License

/X/ Non-profit status letter from IRS [i.e. 501(c)(3)] for non-profit agencies (if applicable).

/X/     Other:  VENDOR CERTIFICATION FORM(S)/RTVD APPLICATION

/X/ 3.  Program Orientation Packet

/X/ 4.  Grievance Procedures

/X/ 5. Vendor Policies, including, but not limited to absentee/lateness policy, Holiday schedule, disciplinary procedures.

OTHER DOCUMENTS:

Administrative and fiscal information:

     1. Completed South Bay Workforce Investment Area Authorized Signature form

-------------------------------------------------------------------------------
                                    EXHIBIT C

                           VENDOR'S REQUIRED DOCUMENTS
--------------------------------------------------------------------------------

          listing names and signatures of those persons authorized to execute Agreements, contracts, modifications, fiscal statements and other documents for Vendor.

/X/  2.   Vendor shall complete 504 accessibility survey forms prior to written authorization to enroll.

/X/  3.   Debarment and Suspension Certification (for contracts over $25,000)

/X/  4.   Lobbying Certification and Disclosure (for contracts in excess of
          $100,000), if applicable.

/X/  5.   Other, specify:  (1) STATEMENT OF BUSINESS OWNERSHIP, and
          (2) NON-DISCRIMINATION CLAUSE STATEMENT

Require Insurance Certificates:

/X/  1.   General Liability Coverage with endorsements.*

/X/  2.   Automobile Liability Coverage with endorsements.*

N/A  3.   Public Entity Evidence of Self-Insurance (if applicable)*

/X/  4.   Worker Compensation Coverage
               Endorsements must name the City of HAWTHORNE, its officers, employees, and agents as additional insured.

--------------------------------------------------------------------------------

                                    EXHIBIT D



                       PROGRAM PLAN/PERFORMANCE STANDARDS
--------------------------------------------------------------------------------


Vendor Name:               I-NET VERSITY

Course Title(s) covered by this Exhibit:

         1)  Microsoft Certified Systems Engineering
         2)  Microsoft Certified Product Specialist - NT
         3)  Microsoft Certified Product Specialist - Web

I.       VENDOR RESPONSIBILITIES

         A.       Administer appropriate pre-tests where applicable.

         B. Provide reason(s) for rejection of applicants first to applicant, with a written summary of said reasons to appropriate referring entity(s).

         C. Insure that the number of participants in classroom training does not exceed State requirements for training or maximum room occupancy.

         D. Provide program orientation to every participant enrolled, with verification of such orientation signed by participant and maintained in each participant's file. Orientation shall include, but not be limited to: Student policies pertaining to disciplinary procedures, grievance procedures, notice of student rights, information on "how students are doing," holiday schedule and attendance requirements and procedures. Vendor shall adhere to State required five (5) day cancellation policy requirements.

         E. Provide written grievance/complaint resolution and nondiscrimination policies and procedures to applicants and participant with explanation of process. In addition to standard grievance/complaint resolution and non-discrimination procedures, handicapped participants shall also receive grievance/complaint resolution and non-discrimination policies and procedures applicable to handicapped persons. A document verifying receipt of these documents shall be signed and dated and maintained in participant file.

         F. Vendor shall maintain and make available participant daily attendance records.

         G. Vendor will provide participant with certificate of successful completion and competency achievement and maintain copies of completed and scored tests described in Exhibit "B" in participant files.

         H.       Job Placement activities:

--------------------------------------------------------------------------------

                                    EXHIBIT D



                       PROGRAM PLAN/PERFORMANCE STANDARDS
--------------------------------------------------------------------------------

                  1. Vendor shall provide placement services to WIA participants that are comparable to services provided to all other students of Vendor.

         I.       TERMINATION OTHER THAN PLACEMENT

                  1. Participant Decision: If a participant chooses to drop out of the program an exit interview will be held, if possible, to document reason. Vendor will advise City/South Bay Workforce Investment Area and appropriate referring entity(s) in writing within two
                           (2) business days of learning of participant's decision.

                  2. Vendor Decision: If Vendor determines that a participant can no longer benefit from the program, the Vendor will:
                           (a)      First notify appropriate referring entity(s)
                           (b)      Conduct exit interview, providing
                                    information to participant in accessing
                                    other resources which may be available.

         J. PARTICIPANT UNALLOWABLE ACTIVITIES AND COSTS: Vendor will comply with the following guidelines per WIA Directive 86-6, July 2, 1986, or compensation may be disallowed:

                  1. PUBLIC SERVICE EMPLOYMENT: No funds will be used under this contract for public service employment, subsidized employment with public and non-profit employers providing public services.

                  2. SECTARIAN ACTIVITIES: The employment or training of participants in sectarian activities is prohibited.

                  3. POLITICAL ACTIVITIES: No financial assistance may be provided for any program which involves political activities.

                  4.       MAINTENANCE OF EFFORT:
                           (a) No currently employed worker shall be displaced by any participant (including partial displacement, such as a reduction in hours of non-overtime work, wages or employment benefits).
                           (b) No program shall impair existing contracts for services or collective bargaining agreements, except that no program under this act which would be inconsistent with the terms of a collective bargaining agreement shall be undertaken without the written concurrence of the labor organization and employer concerned.
                           (c) No participant shall be employed or job opening filled (1) when any other individual is on layoff from the same or any substantially equivalent job, or (2) when the employer has terminated the

--------------------------------------------------------------------------------

                                    EXHIBIT D



                       PROGRAM PLAN/PERFORMANCE STANDARDS
--------------------------------------------------------------------------------

                                    employment with the intention of filling the vacancy so created by hiring a participant whose wages are subsidized under this contract.
                           (d) No jobs shall be created in a promotional line that will infringe in any way upon the promotional opportunities of currently employed individuals.

                  5. WIA funds received by agencies or individuals may not be used to assist, promote, or deter unionization.

                  6. No funds provided under WIA may be used for contributions on behalf of any participant to retirement systems or plans.

                  7. No person or organization may charge an individual a fee for the placement or referral of such individual in or to a training program funded under this Act.

                  8. Davis Bacon wages shall be paid to participants employed as laborers or mechanics by vendors or subcontractors, when working in construction which is assisted under the Act and which is related to a building used for WIA programs.

                  9. Funds provided under this Act shall only be used for activities which are in addition to those which would otherwise be available in the area in the absence of such funds.

                  10. No funds may be used to assist in relocating establishments, or parts thereof, from one area to another unless such relocation will not result in an increase in unemployment in the area of original location or in any other area.

                  11. Funds provided under this Act shall not be used to duplicate facilities or services available in the area (with or without reimbursement) from Federal, State, or local sources, unless it is demonstrated that alternative services or facilities would be more effective or more likely to achieve the service delivery area's performance goals.

         K. Vendors offering access to federal and/or state education assistance grants shall provide City with a list of WIA participants who are receiving financial aid through one or more Educational Assistance Programs (including WIA participants for whom ADA funds were received) and shall reimburse the City for funds which were used to pay training costs for participants who received financial aid after training began.

--------------------------------------------------------------------------------

                                    EXHIBIT D



                       PROGRAM PLAN/PERFORMANCE STANDARDS
--------------------------------------------------------------------------------

II.      VENDOR PERFORMANCE

         EVALUATION STANDARDS:

         Vendors will be evaluated quarterly on all activities conducted under this agreement from July 1st through June 30th. Activity(s) not completed in the program year in which the enrollment occurred will be carried over and evaluated in the following program year or the program year in which the completion occurs. Evaluation of vendor performance may include, but not be limited to the following:

         1.       Training-related placement rate at termination shall be:

                  Occupation                                           Rate
                  ----------                                           ----

1)  Microsoft Certified Systems Engineering                            70%

2)  Microsoft Certified Product Specialist-NT                          70%

3)  Microsoft Certified Product Specialist-Web                         70%

         2. FOLLOW-UP ENTERED EMPLOYMENT RATE: The follow-up entered employment rate is the total number of participants employed at 91 days after termination into employment (which ahs occurred within 90 days from completion of training) divided by the total number of participants terminated at thirteen weeks (91 days).

                  The follow-up training-related entered employment rate shall be no less than: 70%

         3. TOTAL WEEKLY EARNINGS AT FOLLOW-UP: Total weekly earnings for all participants employed at 91 days after termination into employment (which has occurred within 90 days from completion of training) divided by the total number of participants employed at thirteen weeks (91 days). Training-related wage rates at placement and at 91 day follow-up shall be no less than:

                  Occupation                         Minimum         Average
                  ----------                         -------         -------

1)  Microsoft Certified Systems Engineering           $6.50           $7.00
2)  Microsoft Certified Product Specialist-NT         $6.50           $7.00
3)  Microsoft Certified Product Specialist-Web        $6.50           $7.00

         4. CONTRACT COMPLIANCE CAPABILITY: Service Provider ability to comply with contract requirements.

--------------------------------------------------------------------------------

                                    EXHIBIT D



                       PROGRAM PLAN/PERFORMANCE STANDARDS
--------------------------------------------------------------------------------

         5. CONTRACT ADMINISTRATION: Administration of Program, including but not limited to:

                  a.       Documentation
                  b.       Participant Records
                  c.       Prompt and accurate invoicing
                  d.       Cooperation

         6. VENDOR'S FISCAL ACCOUNTABILITY: Vendor shall be monitored for compliance with financial management requirements to ensure that WIA assets are safeguarded against loss from unauthorized use or disposition. Furthermore, vendor shall be required to comply with all applicable California State Tuition Refund Policies.

III.     UNDERSTANDINGS

         A. Vendor understands that this Agreement is a tuition reimbursement contract.

         B. Vendor agrees that job placement for participants accepted into training program shall be a primary responsibility of Vendor, including job identification, job solicitation and job development.

         C. Vendor understands that once a participant is enrolled and costs have been incurred, responsibility for participant's training and placement is assumed.

         D. Vendor understands that City, Administrative Entity, and its agents are charged with tracking and reporting on compliance and performance of all Agreements to the South Bay Workforce Investment Area and/or designated committees. City, Administrative Entity, and its agents are required to monitor and provide evaluation information to appropriate persons and committees. Such methods for evaluation may include surveys of participants and employers.

         E. Vendor understands that this program plan is subject to modification in order to comply with required policies, procedures and/or interpretation of state guidelines.

         F. Vendor understands that on-site monitoring conducted by City, Administrative Entity and/or its agents, shall include a review of the financial assistance awards list to find WIA enrollees and to identify possible WIA training fund over-payments in order to recover funds from training institution that received education assistance program funds on behalf of WIA participants.

         G. Vendor understands that all costs paid out for a participant who is enrolled without written authorization from City prior to enrollment shall be the sole responsibility of the Vendor. In the event of any disallowed costs, the South Bay

--------------------------------------------------------------------------------

                                    EXHIBIT D



                       PROGRAM PLAN/PERFORMANCE STANDARDS
--------------------------------------------------------------------------------

                  Workforce Investment Area will withhold amounts owed the debtor for past services or other considerations already provided in satisfaction of the debt owed or use any other repayment method identified in the South Bay Workforce Investment Area debt collection policy.

         H. The conduct of the parties to this agreement shall be in accordance with Title VI and VII of the Civil Rights Act of 1964, and the rules and regulations promulgated thereunder. In addition,

                  1. During the performance of this Agreement, the Vendor, Sub-grantee and its sub-contractees shall not deny the Sub-grants benefits to any person on the basis of religion, color, ethnic group identification, sex, age, physical or mental disability, or political affiliation, nor shall they discriminate unlawfully against any employee or applicant for employment because of race, religion, color, nationality origin, marital status, age, sex or political affiliation. Sub-grantee shall insure that the evaluation and treatment of employees and applicants for employment are free of such discrimination.

                  2. Vendor shall include the nondiscrimination and compliance provisions of this clause in all subcontracts to perform work under the Sub-grant.

         I. Vendor will administer its programs under the Workforce Investment Act in full compliance with safeguards against fraud, abuse and criminal activity as set forth in WIA Regulations. Vendor's employees and participants shall be alert to any instances of fraud, abuse, and criminal activity committed by staff or program participants and report all such instances to the administrative entity within 24 hours of discovery in accordance with requirements and procedures contained in WIA Regulations and JTPD Directive 84-19. Vendor shall provide evidence of notification to employees and participants of policies and reporting procedures concerning fraud, abuse and criminal activity.

         J. Vendor shall provide training in a classroom environmental setting that does not depict religious artifacts, signs, drawings, etc. where participant may be influenced or distracted during the course of normal business operation hours.

--------------------------------------------------------------------------------

                                    EXHIBIT E



                   STATEMENT OF BUSINESS OWNERSHIP FOR VENDOR
--------------------------------------------------------------------------------


Business Name:             I-Net Versity

Business Address:          19951 Mariner Avenue, Suite 100
                           Torrance, California  90503

Contact Person:            Noreen Khan                                 No. of employees:  63

Telephones:                (1) 310/921-1999   (2) 310/921-4138   FAX 310/370-2205

         Type of Organization:               _  Public (Govt.)     _ Local Education Agency (LEA)

                                             X  Private for-profit     _ Private not-for-profit

                                             _  Other: _____________________

         Structure:                          _  Public Agency   If so:    _ Local    _ State    _ Federal

                                             X  Corporation    _ Sole Proprietorship    _ Partnership

Federal Tax ID:            95-4706140        Project Name:  REGIONAL TRAINING VENDOR DIRECTORY (RTVD)

State ID:                  444-71951         Contract Amount:  INDEFINITE QUANTITY



-----------------------------------                  ----------------------------------------------------
SIGNATURE                                            DATE


---------------------------------------------------------------------------------------------------------
NAME and TITLE of AUTHORIZED REPRESENTATIVE


                           I-NET VERSITY
---------------------------------------------------------------------------------------------------------
ORGANIZATION


--------------------------------------------------------------------------------

                                    EXHIBIT F



                     DEBARMENT AND SUSPENSION CERTIFICATION
--------------------------------------------------------------------------------

INSTRUCTIONS FOR CERTIFICATION

1. By signing and submitting this proposal, the prospective recipient of Federal assistance funds is providing the certification as set out below.

2. The certification in this clause is a material representation of fact upon which reliance was placed when this transaction was entered into. If it is later determined that the prospective recipient of Federal assistance funds knowingly rendered an erroneous certification, in addition to other remedies to the Federal Government, the Department of Labor (DOL) may pursue available remedies, including suspension and/or debarment.

3. The prospective recipient of Federal assistance funds shall provide immediate written notice to the person to which this proposal is submitted if at any time the prospective recipient of Federal assistance funds learns that its certification was erroneous when submitted or has become erroneous by reason of changed circumstances.

4. The terms "covered transaction," "debarred," "suspending," "ineligible," "lower tier covered transaction," "participant," "person," "primary covered transaction," "principal," "proposal," and "voluntarily excluded," as used in this clause, have the meanings set out in the Definitions and Coverage sections of rules implementing Executive Order 12549. You may contact the person to which this proposal is submitted for assistance in obtaining a copy of those regulations.

5. The prospective recipient of Federal assistance funds agrees by submitting this proposal that, should the proposed covered transaction be entered into, it shall not knowingly enter into any lower tier covered transaction with a person who is debarred, suspended, declared ineligible, or voluntarily excluded from participation in this covered transaction, unless authorized by the DOL.

6. The prospective recipient of Federal assistance funds further agrees by submitting this proposal that it will include the clause titled "Certification Regarding Debarment, Suspension, Ineligibility and Voluntary Exclusion - Lower Tier Covered Transaction," without modification, in all lower tier covered transactions and in all solicitations for lower tier covered transactions.

7. A participant in a covered transaction may rely upon a certification of a prospective participant in a lower tier covered transaction that it is not debarred, suspended, ineligible, or voluntarily excluded from the covered transaction, unless it knows that the certification is erroneous. A participant may decide the method and frequency by which it determines the eligibility of its principals. Each participant may but is not required to check the LIST OF PARTIES EXCLUDED FROM PROCUREMENT OR NON-PROCUREMENT PROGRAMS.

8. Nothing contained in the foregoing shall be construed to require establishment of a system of records in order to render in good faith the certification required by this clause. The knowledge and information of a participant is not required to exceed that which is normally possessed by a prudent person in the ordinary course of business dealings.

9. Except for transactions authorized under paragraph 5 of these instructions, if a participant in a covered transaction knowingly enters into a lower tier covered transaction with a person who is suspended, debarred, ineligible, or voluntarily excluded from participation in this transaction, in

--------------------------------------------------------------------------------

                 CERTIFICATION REGARDING DEBARMENT, SUSPENSION,

                      INELIGIBILITY AND VOLUNTARY EXCLUSION

                         LOWER TIER COVERED TRANSACTIONS
--------------------------------------------------------------------------------


     addition to other remedies available to the Federal Government, the DOL may pursue available remedies, including suspension and/or debarment.

--------------------------------------------------------------------------------

                 CERTIFICATION REGARDING DEBARMENT, SUSPENSION,

                      INELIGIBILITY AND VOLUNTARY EXCLUSION

                         LOWER TIER COVERED TRANSACTIONS
--------------------------------------------------------------------------------

This certification is required by the regulations implementing Executive Order 12549, Debarment and Suspension, 29 CFR Part 98, Section 98.510, Participants' responsibilities. The regulations were published as Part VII of the May 26, 1988 FEDERAL REGISTER (pages 19160-19211).

(BEFORE COMPLETING CERTIFICATION, READ INSTRUCTIONS FOR CERTIFICATION)

(1) The prospective recipient of federal assistance funds certifies, by submission of this proposal, that neither it nor its principals are presently debarred, suspended, proposed for debarment, declared ineligible, or voluntarily excluded from participation in this transaction by any Federal department or agency.

(2) Where the prospective recipient of Federal assistance funds is unable to certify to any of the statements in this certification, such prospective participant shall attach an explanation to this proposal.







/s/ Noreen Khan                                            April 20, 2000
--------------------------------------------------         --------------------
SIGNATURE                                                  DATE


          Noreen Khan, CEO/President
-------------------------------------------------------------------------------
NAME AND TITLE OF AUTHORIZED REPRESENTATIVE


          I-Net Versity
-------------------------------------------------------------------------------
ORGANIZATION

--------------------------------------------------------------------------------

                                    EXHIBIT G



                             LOBBYING CERTIFICATION

            (FOR CONTRACTS, GRANTS, LOANS AND COOPERATIVE AGREEMENTS)
--------------------------------------------------------------------------------

The undersigned certifies, to the best of his/her knowledge and belief, that:

1. No Federal appropriated funds have been paid or will be paid, by or on behalf of the undersigned, to any person for influencing or attempting to influence an officer or employee of a Member of Congress in connection with the awarding of any Federal contract, the making of any Federal grant, the making of any Federal loan, the entering into of any cooperative agreement, and the extension, continuation, renewal, amendment, or modification of any Federal contract, grant, loan or cooperative agreement.

2. If any funds other than Federal appropriated funds have been paid or will be paid to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with this Federal contract, grant, loan, or cooperative agreement, the undersigned shall complete and submit Standard Form-LLL "Disclosure Form to Report Lobbying" in accordance with its instructions.

3. The undersigned shall require that the language of this certification be included in the award documents for all sub-awards at all tiers (including subcontracts, subgrants, and contracts under grants, loans, and cooperative agreements) and that all subrecipients shall certify and disclose accordingly.

4. This certification is a material representation of fact upon which reliance was placed when this transaction was made or entered into. Submission of this certification is a prerequisite for making or entering into this transaction imposed by Section 1352 Title 31, U.S. Code. Any person who fails to file the required certification shall be subject to a civil penalty of not less than $10,000 and not more than $100,000 for each such failure.





/s/ Noreen Khan                                            April 20, 2000
--------------------------------------------------         --------------------
SIGNATURE                                                  DATE


          Noreen Khan, CEO/President
-------------------------------------------------------------------------------
NAME AND TITLE OF AUTHORIZED REPRESENTATIVE


          I-Net Versity
-------------------------------------------------------------------------------
ORGANIZATION

--------------------------------------------------------------------------------

                                    EXHIBIT G



                             LOBBYING CERTIFICATION

            (FOR CONTRACTS, GRANTS, LOANS AND COOPERATIVE AGREEMENTS)
--------------------------------------------------------------------------------

During the performance of this contract, the contractor/vendor agrees as follows:

I. The contractor/vendor will not discriminate against any employee or applicant for employment because of race, religious creed, color, national origin, ancestry, physical handicap, medical condition, marital status or sex. The contractor/vendor will take affirmative action to assure that applicants are employed, and that employees are treated during their employment, without regard to their race, religious creed, color, national origin, ancestry, physical handicap, medical condition, marital status or sex. Such affirmative action shall be designed to insure against discrimination in the following: employment, upgrading, demotion or transfer, recruitment or recruitment advertising; layoff or termination; rates of pay or other forms of compensation, and selection for training, including apprenticeships or any other change or proposed change in employment conditions.

II. The contractor/vendor will cause the foregoing to be inserted in all subcontracts for any work covered by this contract so that such provisions will be binding upon each subcontractor, provided that the foregoing provisions shall not apply to contracts or subcontracts for standard commercial supplies or raw materials.



/s/ Noreen Khan                                            April 20, 2000
--------------------------------------------------         --------------------
AUTHORIZED SIGNATURE                                       DATE


          Noreen Khan, CEO/President
-------------------------------------------------------------------------------
TITLE


          I-Net Versity
-------------------------------------------------------------------------------
ORGANIZATION